SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: OCTOBER 16, 2003


                           IVP TECHNOLOGY CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           NEVADA                     000-30397               65-6998896
           ------                     ---------               ----------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)

                    2275 LAKESHORE BOULEVARD WEST, SUITE 401
                            TORONTO, ONTARIO, M8V 3Y3
                            -------------------------
                    (Address of principal executive offices)

                                 (416)-255-7578
                (Registrant's Executive Office Telephone Number)

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ITEM 2.  ACQUISITION OF ASSETS


      On September 19, 2003, IVP Technology doing business as ActiveCore Technologies acquired the Integration Services Division of SCI Healthcare for a combination of shares of common stock and cash. The purchased assets consisted primarily of client contracts and goodwill. The purchase price for the acquisition was a $200,000 promissory note and the issuance of 6,472,492 shares of common stock (valued at $200,000 at the closing). The promissory note is due on the earlier of October 7, 2003 or within two business days of the release of certain liens on the purchased assets. The number of shares issued to SCI Healthcare is subject to an increase or reduction based on the gross revenue of the Integration Services Division for the one-year period following the acquisition. If gross revenue is less than $900,000 during such one-year period, then the shares will be reduced as follows:

            Revenue                       Reduction in Shares
            ------------                  -------------------
            $800,000 to $899,999                10%
            $700,000 to $799,999                20%
            $699,999 or less                    30%

If gross revenue is greater than $900,000 during such one-year period, then the shares will be increased as follows:

            Revenue                       Increase in Shares
            ------------                  ------------------
            $900,001 to $1,000,000              10%
            $1,00,001 to $1,100,000             20%
            $1,100,001 or greater               30%

ITEM 7.  EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION
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10.1         Purchase Agreement dated as of September 19, 2003 ActiveCore
             Technologies, SCI Healthcare Group and the shareholders of SCI
             Healthcare Group.



FORWARD-LOOKING STATEMENTS

      Statements contained in this Form 8-K regarding IVP Technology's purchase of Ignition Entertainment Limited and other planned events are forward-looking statements, including statements regarding the projected sales of Ignition Entertainment. These statements are subject to uncertainties and risks, many of which are beyond IVP Technology's control, including, but not limited to, reliance on key markets, suppliers, and products, currency fluctuations, dependence on key personnel and trade restrictions, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Risk Factors" in IVP Technology's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on May 15, 2002. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. IVP Technology cautions that historical results are not necessarily indicative of future performance.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 16, 2003               IVP TECHNOLOGY CORPORATION


                                       By:   /S/ GRAHAM LOWMAN
                                             ------------------------------
                                       Name: Graham Lowman
                                       Its:  Secretary

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                                  EXHIBIT 10.1
                               PURCHASE AGREEMENT


                                       A-1